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Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Key Production Company, Inc.'s previously filed Registration Statement on Form S-8, dated September 5, 1995 and July 26, 1999, file No. 33-62355.

                                                        Arthur Andersen LLP

Denver, Colorado,
 March 21, 2000

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